Exhibit 99.1

Morgan Stanley Global Basic Materials Conference February 2009

1 Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward Looking Statements Certain statements in this document are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: changes in laws or regulations; changes in general economic conditions, including coal, power and steel market conditions; the outcome of commercial negotiations involving sales contracts or other transactions; the Company's dependence on coal supply agreements with Peabody Energy Corporation in the near future; geologic, equipment and operational risks associated with mining; supplier and contract miner performance and the availability and cost of key equipment and commodities; the Company's ability to replace coal reserves; labor availability and relations; availability and costs of transportation; weather patterns affecting energy demand; ability to obtain mining permits; legislative and regulatory developments; risks associated with environmental laws and compliance; the outcome of pending or future litigation; and the availability and costs of competing energy resources. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K, 10-Q, S-4 and 8-K reports. Patriot Coal Statement on Forward-Looking Information

2 Coal Market Fundamentals

3 Coal: An Important U.S. Energy Source 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ___________________________ Source: EIA, LTM October 2008 Coal is key to low-cost electricity, which underpins economic recovery & growth Coal Natural Gas Nuclear Hyro Renewables Petroleum East 48.6 21.6 19.6 6.3 2.9 1.1 Electricity Generation by Fuel Natural Gas 21.6% Nuclear 19.6% Hydro 6.3% Renewables 2.9% Oil 1.1% Coal 48.6% Oil Natural Gas Coal East 2 4 94 Fossil Energy Reserves Natural Gas 4% Coal 94% Oil 2%

4 Demand for U.S. coal is expected to be at least 30 million tons lower in 2009 Low-priced natural gas continues to displace utility coal burn in certain U.S. regions Certain U.S. coal exported in 2008 will shift to U.S. markets in 2009 U.S. coals not currently competitive in European market Stronger U.S. dollar & reduced vessel rates expand Australia's competitive reach Idling by steel companies has hurt met coal demand in the short-term, but will help protect against large oversupply of steel inventory Lower met demand is pushing crossover coals into the thermal market Labor shortages have abated at Central Appalachian mines Coal producers are closing mines and announcing production cuts in response to decreased demand Short-Term Coal Markets Global recession has reduced economic growth & demand for commodities

5 Weekly U.S. Electricity Generation ___________________________ Source: EEI Eastern U.S. electricity markets have seen minimal impact from the economic downturn

6 Natural Gas vs. Coal Dispatch Cost Coal is expected to return to its long-term position as the lowest cost fossil fuel

7 Coal-to-Gas Switching in the Southeast 7.0 million tons lost since January 2008 ___________________________ Source: Genscape

8 Weekly U.S. Steel Production After plummeting in Q4 '08, steel production appears to have bottomed

9 Coal Supply Response Producers have quickly reduced production to match demand Expected 2009 production decrease (million tons)

10 Purchasing Managers Index as a Leading Indicator PMI has been an accurate leading indicator for the last six U.S. recoveries

11 The end of the global recession will likely mark the return of strong energy & steel demand China and India continue to drive worldwide demand Nearly 19.3 GW of new coal-fueled generating capacity are currently under construction in the U.S. Supply constraints will limit production gains & pose barriers to entry Permit challenges Added safety regulations Depleting reserves, more difficult geology Coal is the most abundant fuel for lowest cost generation Long-Term Coal Markets Long-term fundamentals remain strong

12 Nearly 19.3 GW of new coal-fueled capacity is under construction New U.S. Coal-Fueled Generation Capacity

13 Energy-related proposals in the stimulus package Appointees to key policy-making positions Positions and impact of the newly-created White House energy czar Resolution of lease expirations affecting oil & gas exploration rights Interpretations of the Clean Air Act Supreme Court rulings potentially defining carbon dioxide as a pollutant U.N. Climate Change conference in Copenhagen in December 2009 President Obama's Energy Policy Near-term indicators to watch

14 Patriot Coal Overview

15 Diversified operations & delivery methods Third-largest eastern U.S. coal producer & marketer Demonstrated growth strategy Extensive, multi-regional reserve base Major producer of high volatile metallurgical coal Safety & employee-oriented culture Established, long-term customer relationships Investment Thesis - Why PCX? Patriot is positioned for sustained, long-term growth

Fifteen Mining Complexes

Significant production base in multiple coal basins

NAPP 3.1 MT
Federal


IL
OH
WV
MO
KY
Baltimore
Newport News
Norfolk
New Orleans

Illinois Basin 7.7 MT
Highland
Dodge Hill
Bluegrass

CAPP 24.9 MT

Apogee	Kanawha Eagle
Big Mountain	Panther
Blue Creek	Remington*
Campbells Creek	Rocklick
Hobet	Samples
	Wells

Note: Represents 2008 pro forma production
** The Company is idling Remington*

16

17 Diversified Operations Labels Series NAPP 3.1 CAPP 27.4 ILB 7.9 71% 8% 21% 2008 Tons Sold 38.4 Million Underground 66% Surface 34% Metallurgical Steam East 0.15 0.85 Steam 85% Met 15% 2008 Volumes Reserves 1.9 Billion Northern Appalachia Central Appalachia Illinois Basin Labels Series NAPP 59 CAPP 1100 ILB 676 1.1 0.1 0.7 ___________________________ Note: Represents 2008 pro forma volumes Underground Surface East 0.66 0.34

18 Production & reserve base in close proximity to coal-fueled plants Coal Products to Serve Key Markets Patriot's areas of operation

19 The Current Situation The global economic situation has created an unpredictable business environment Financial pressures on customers, suppliers and other stakeholders may result in unexpected short-term actions Unprecedented volatility in commodity prices is affecting the input costs of our production, as well as the prices and sales volumes of our products Management has unwound expansion plans and altered other decisions that were very sound just a few months ago The pace of change in this business environment is very rapid

20 Transformation of Patriot Strategic review of each property Mining cost Mining predictability Coal quality Profit margins Idling of Black Oak metallurgical mine Idling of high-cost Jupiter & Remington properties Continued development of low-cost thermal operations Hill Fork - CAPP surface mine Blue Creek - CAPP underground mine Deferral of other planned mine projects & expansions Positioning Patriot as a more competitive long-term coal supplier

21 Management Action Plan Close high-cost mines Develop low-cost properties Reduce capital expenditures Redeploy equipment to more productive locations Reduce material & supply costs Fill open positions with displaced miners from idled operations Operational initiatives

22 Management Action Plan Restructuring of below-market legacy coal supply agreements Customer reimbursements for changes in laws Optimization of product mix & contract terms for new sales transactions Monetization of non-strategic coal reserves Commercial initiatives

23 Estimated sales volumes of 36 to 38 million tons Currently priced production Tons Price per Ton Appalachia - Thermal 22.3 $ 57 Appalachia - Met 4.9 $108 Illinois Basin 7.8 $ 38 Unpriced production Thermal - Up to 1.0 million tons Met - Up to 2.0 million tons 2009 Guidance Patriot is largely contracted for 2009

24 Projected cost per ton Appalachia $56 - 59 Illinois Basin $35 - 37 Capital expenditures between $100 and $125 million 2009 Guidance Management is reducing expenses & capital

Morgan Stanley Global Basic Materials Conference February 2009